SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2003
--------------------------------------------------------------------------------

                          Pro Tech Communications, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)


         Florida                       000-28602                59-3281593
-------------------------          -----------------          -----------------
(State or other juris-               (Commission               (IRS Employer
diction of incorporation)            File Number)              Identification
                                                               Number)


4492 Okeechobee Rd  Fort Pierce, FL                        34947
----------------------------------------------          -------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number including area code: (772) 464-5100

Item 7. Exhibits

Exhibit No.     Description

     99(a)      News Release dated March 31, 2003


Item 12. Results of Operations and Financial Conditions

     A copy of the news release issued by Pro Tech Communications, Inc. on Monday, March 31, 2003, describing its results of operations for the fiscal year and quarter ended December 31, 2002, is attached hereto as Exhibit 99 (a).

SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Pro Tech Communications, Inc.
                            Registrant




                            By:       /s/ Debra Kirven
                                     ----------------------------------------
                                     Debra Kirven
                                     Chief Financial Officer


Date:    April 3, 2003

                                                                   Exhibit Index


99(a)   News Release dated April 3, 2003